                                                                   Exhibit 23.14


                     CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Martin Partners, L.L.C.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

/s/ KPMG LLP

Chicago, Illinois
March 14, 2000